UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 22, 2021

AUGUSTA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2021, the board of directors (the “Board”) of Augusta Gold Corp. (the “Company”) approved a new stock option plan (the “Plan”). The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentives inherent to share ownership by directors, officers, key employees and consultants of the Company and its Subsidiaries who, in the judgment of the Board, will be largely responsible for Company's future growth and success. Any director, officer, employee, Management Company Employee (as defined in the Plan) or natural person Consultant (as defined in the Plan) of the Company may participate in the Plan (“Eligible Persons”).

The following is a summary of the material terms of the Plan, which is qualified in its entirety by the complete terms and conditions of the Plan which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Maximum Number of Shares

The aggregate number of shares of common stock of the Company (a “Share”) that may be reserved for issuance pursuant to the Plan shall not exceed 10% of the number of Shares issued and outstanding from time to time. The number of Shares available for granting Incentive Stock Options (as defined under the Plan) may not exceed 3,000,000 .

Determination of Option Recipients

The Board shall make all necessary or desirable determinations regarding the granting of stock options (an “Option”) to Eligible Persons as the Board deems appropriate and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Company and any other factors which it may deem proper and relevant.

Exercise Price

The exercise price (“Exercise Price”) for Share subject to an Option shall be determined by the Board, in its discretion, at the time of the Option grant, which Exercise Price will not be lower than the last closing price of a Share on the applicable exchange on which the Shares are then listed or quoted for trading preceding the time of the Option grant, rounded up to the nearest whole cent. If the Shares are not traded on an exchange, the Board will determine the fair market value of the Shares in accordance with valuation principles under 409A of the Code (as defined below). If the Exercise Price of an Option is expressed in a different currency than the closing price of a Share on the Exchange, the closing price will be converted into the currency of the Exercise Price using the Bank of Canada average rate of exchange on the trading day immediately preceding the date of the Option grant.

Grant of Options

The Board may at any time authorize the granting of Options to such Eligible Persons as it may select for the number of Shares that it shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized. Options are non-assignable and non-transferable.

Stock Option Plan Certificate

Each Option granted to an Optionee shall be evidenced by a Stock Option Plan Certificate detailing the terms of the Option. Upon the delivery of a Stock Option Plan Certificate to an Optionee by the Company, the Optionee shall have the right to purchase the Shares underlying the Option at the Exercise Price set out therein, subject to any provisions with respect to the vesting of the Option and the provisions of the Plan.

Terms of Options

The periods during which Options may be exercised and the number of Options which may be exercised in any given period shall be determined by the Board at the time of granting Options. Unless the Board determines otherwise and subject to any accelerated termination in accordance with the Plan, each Option shall expire on the fifth anniversary of the date on which it was granted. In no event may an Option expire later than the tenth anniversary of the date on which it was granted.

Incentive Stock Options

An Incentive Stock Option may be granted only to an ISO Employee (as defined in the Plan) of the Company (or any subsidiary of the Company). The extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant (as defined in the Plan) during any calendar year (under the Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the U.S. Internal Revenue Code, such excess shall be considered nonqualified Stock Options. The exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the grant date of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the grant date of such Incentive Stock Option.

Exercise of Option

Subject to the provisions of the Plan and any vesting provisions to which the Option may be subject, an Option that has vested may be exercised from time to time by delivery to the Company of a completed notice of exercise, specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the aggregate Exercise Price for such Shares and any amount required by the Company pursuant to tax withholding obligations as a condition to the exercise of the Option.

Cashless Exercise of Option

In lieu of paying the aggregate Exercise Price to purchase Shares as set forth in Section 2.7, but subject to Section 3.8, the Optionee may elect to receive, without payment of cash, in consideration for the surrender of the applicable portion of a then vested and exercisable Option to the Company, a number of Shares determined in accordance with the following formula:

A = B (C – D)/C,

where:

A = the number of Shares to be issued to the Optionee;

B = the number of Shares otherwise issuable upon the exercise of the Option or the portion of the Option being exercised;

C = the closing price of a Share on the Exchange on the trading day immediately preceding the date of delivery of a notice of cashless exercise by the Optionee to the Company, rounded up to the nearest whole cent.

D = the Exercise Price.

Vesting

Options granted pursuant to the Plan shall vest and become exercisable by an Optionee at such time or times as may be determined by the Board on the date of the Option grant, and as indicated in the Stock Option Plan certificate. The Board in its discretion may accelerate the date upon which any Option vests and becomes exercisable. No unvested Options may be exercised by an Optionee.

Death, Permanent Disability and Termination of Optionee

If an Optionee ceases to be an Eligible Person by reason of death, any Options held by such Optionee on the date of his death shall only be exercisable by the Heir of such Optionee. All such Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Options on the date of his death and (ii) until the one-year anniversary of the death of the Optionee or the Expiry Date of the Option, whichever is earlier. If an Optionee ceases to be an Eligible Person while on permanent disability (which determination shall be made by the Board in its discretion), any Options held by such Optionee shall be exercisable by the Optionee or his legal representatives. Such Optionee's Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Option on the date the Optionee ceases to be an Eligible Person due to disability and (ii) until the one-year anniversary of the Optionee ceasing to be an Eligible Person due to the disability of the Optionee or the Expiry Date of the Option, whichever is earlier.

If an Employee, Management Company Employee or Officer is dismissed for cause (for this purpose, as determined by the Board in its discretion, or if applicable, as defined in the applicable person's employment agreement) or a consulting agreement or arrangement is terminated by the Company or any of its Subsidiaries as a result of a breach or default committed thereunder by a Consultant (as determined by the Board in its discretion, and whether or not such termination is effected in compliance with any termination provisions contained in the applicable consulting agreement or arrangement), any Options (whether vested or unvested) held by the Employee, Management Company Employee, Officer or applicable Consultant, as the case may be, shall terminate immediately upon receipt by the Optionee (or consulting firm, if applicable) of notice of such dismissal or termination and shall no longer be exercisable as of the date of such notice (or, if applicable, such other period set out in the Optionee's employment or consulting agreement or arrangement or prescribed by law).

If an Optionee ceases to be an Eligible Person (including upon the expiry of a consulting or management services agreement or arrangement), other than in the circumstances described in Section 2.12, 2.13 or 2.14, any Options held by such Optionee on the date the Optionee ceases to provide services to the Company or any of its Subsidiaries shall be exercisable only (i) to the extent that the Optionee is entitled to exercise such Options as of such date and (ii) until the 30th day after such date (or such other period as may be determined by the Board in its discretion, set out in the Optionee's employment or consulting agreement or arrangement, if applicable, or prescribed by law) or the Expiry Date of the Option, whichever is earlier.

Effect of Take-Over Bid

If a bona fide take-over bid (as such term is defined in the Securities Act, and referred to herein as an “Offer”) for Shares is made, which Offer, if successful, would result in a Change of Control (as defined in the Plan), then the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of the full particulars of the Offer. The Board may, in its discretion, amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, each outstanding Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the “Optioned Shares”) pursuant to the Offer. If:

(a)	the Offer expires or is withdrawn and no Shares are taken up pursuant to the Offer;

(b)	the Optionee does not tender the Optioned Shares pursuant to the Offer; or

(c)	all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect of the Offer;

then at the discretion of the Board, the Optioned Shares or, in the case of clause (c) above, the Optioned Shares that are not taken up and paid for, shall, subject to applicable laws, be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and the terms of such Option as set forth in the Plan and the applicable Stock Option Plan certificate shall again apply to the Option. If any Optioned Shares are returned to the Company under this Section, the Company shall refund the Exercise Price paid for such Optioned Shares without interest or deduction.

Effect of Reorganization, Amalgamation or Merger

If the Company is reorganized, amalgamated or merges or combines with or into another person or completes a plan of arrangement, then, at the discretion of the Board, the Optionee shall be entitled to receive upon the subsequent exercise of his Option in accordance with the terms thereof, and shall accept in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, the aggregate number or amount of securities, property, cash and/or any other consideration the Optionee would have been entitled to receive as a result of such transaction if, on the record date of such transaction, the Optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon the exercise of his Option, and such adjustment shall be binding for all purposes of the Plan.

Effect of Change of Control

If a Change of Control occurs the Board may in its discretion, (a) amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, such that any outstanding Option may be exercised in whole or in part by the Optionee and/or (b) determine that all holders of outstanding Options with an exercise price equal to or greater than the price per Share provided for in the transaction giving rise to such Change of Control shall be entitled to receive and shall accept, immediately prior to or concurrently with the transaction giving rise to such Change of Control, in consideration for the surrender of such Options, the value of such Options determined in accordance with the Black and Scholes Option Pricing Model, as determined by the Board.

Adjustment in Shares

If there is any change in the Shares resulting from or by means of a declaration of stock dividends, or any consolidation, subdivision or reclassification of the Shares, or otherwise, the number of Shares subject to any Option, the Exercise Price thereof and the maximum number of Shares which may be issued under the Plan shall be adjusted appropriately by the Board in its discretion and such adjustment shall be effective and binding for all purposes of the Plan.

Administration of the Plan

The Board is authorized to administer and interpret the Plan and to from time to time adopt, amend and rescind rules and regulations relating to the Plan; provided that the Board shall be entitled to delegate such administration to a committee of the Board. The interpretation and construction of any provision of the Plan by the Board shall be conclusive and binding on the Company and other persons. Day-to-day administration of the Plan shall be the responsibility of the appropriate Officers and all costs in respect thereof shall be paid by the Company.

Item 9.01  Exhibits

Exhibit No.	Name
10.1	Augusta Gold Corp. Stock Option Plan dated February 22, 2021

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUGUSTA GOLD CORP.

Date: February 26, 2021	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal